Other payables and accrued liabilities	12 Months Ended
Dec. 31, 2025
Other Payables and Accrued Liabilities [Abstract]
Other payables and accrued liabilities

16. Other payables and accrued liabilities

Other payables and accrued liabilities consisted of the following:

	As of December 31, 2024	As of December 31, 2025
	US$	US$
Accrued payroll and employee benefits	113	102
Other Tax Payable	9	6
Other payables	55	287
Total	177	395

Other payables and accrued liabilities primarily include employee-related expenses, tax payable, and other amounts due to third parties in the ordinary course of business. Other payables mainly represent accrued service fees and other operating expenses that were incurred but not yet invoiced or paid as of the balance sheet date. The increase in other payables in 2025 was primarily due to higher accrued operating and service-related expenses. All balances are short-term in nature and are expected to be settled within one year.